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                                                                    Exhibit 10.4


     FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     --------------------------------------------------------------


     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the day of June 29, 1998 (this "First Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, NATIONSBANK, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent (the "Syndication Agent").



                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, the Administrative Lender, the Syndication Agent, and Lenders entered into a Third Amended and Restated Credit Agreement, dated as of May 29, 1998 (as amended, restated, or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Lenders, the Borrower, the Administrative Lender, and the Syndication Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, the Administrative Lender, and the Syndication Agent agree as follows:

     SECTION 1. Definitions. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     SECTION 2. Amendment to the definition of "Earn-Out Liability". The definition of ""Earn-Out Liability" in Article I is amended in its entirety as follows:


          "Earn-Out Liability" means, with respect to the Borrower and its Subsidiaries, any unsecured contingent liability of the Borrower or any Subsidiary of the Borrower incurred in connection with any Permitted Acquisition, which such contingent liability (a) constitutes a portion of the purchase price for the property acquired but is not an amount certain,
     (b) is only payable based on the performance of the acquired property and in an amount based only on the performance of the acquired property and
     (c) is not subject to any acceleration right.

     SECTION 3. Amendment to the definition of "Eligible Assignee". The definition of "Eligible Assignee" in Article I is amended in its entirety as follows:

          "Eligible Assignee" means any Bank Affiliate and any (a) commercial bank organized under the laws of the United States, or any state thereof, and having total assets

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     in excess of $1,000,000,000; (b) savings and loan association or savings bank organized under the laws of the United States, or any state thereof, having total assets in excess of $1,000,000,000, and not in receivership or conservatorship; (c) commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is described in this clause; (d) central bank of any country which is a member of the Organization for Economic Cooperation and Development; and (e) any other Person approved by the Administrative Lender, which approval will not be unreasonably withheld.

     SECTION 4. Amendment to Section 2.18(f). Subsection 2.18(f) of the Credit Agreement is amended in its entirety as follows:

               (f) Upon satisfaction of each of the conditions precedent in this
          Section 2.18, the Borrower shall be entitled to increase the Available Commitment not more than five times, in an aggregate amount for such increases not to exceed the Unavailable Commitment . Each Lender specified by the Borrower shall have received not less than twenty days' prior written notice from the Borrower requesting such Available Commitment increase. Each such Lender electing to participate in such Available Commitment increase shall commit to an amount not less than $5,000,000, but shall accept any allocation amount designated by the Borrower and the Administrative Lender that is equal to or less than its proposed portion of the Available Commitment increase; and

     SECTION 5. Amendment to Section 2.18(h). Subsection 2.18(h) of the Credit Agreement is amended in its entirety as follows:

            (h) Each of the proposed increases shall be in an aggregate minimum amount of $10,000,000 and $5,000,000 multiples thereof; and

     SECTION 6. Amendment to Section 8.01(a)(i). The last sentence of subsection 8.01(a)(i) of the Credit Agreement is amended in its entirety as follows:

     (a)(i) Notwithstanding anything in this Agreement to the contrary, the second time that ABRY makes any capital contribution or Cure Sub Debt loan to cure any Event of Default as a result of a violation of this Section 8.01(a) as permitted above or 8.01 (b) as permitted therein, any such capital contribution or Cure Sub Debt loan shall be applied in accordance with the terms of Section 2.05(b) hereof, but shall permanently reduce the outstanding Obligations by a reduction in the Available Commitment in accordance with the terms of Section 2.11(c)(i) hereof; and

     SECTION 7. Amendment to Section 8.01(b)(i). The last sentence of subsection 8.01(b(i)

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of the Credit Agreement is amended in its entirety as follows:

     Notwithstanding anything in this Agreement to the contrary, the second time that ABRY makes any capital contribution or Cure Sub Debt loan to cure any Event of Default as a result of a violation of this Section 8.01(b) as permitted above or Section 8.01(a) as permitted therein, any such capital contribution or Cure Sub Debt loan shall be applied in accordance with the terms of Section 2.05(b) hereof, but shall permanently reduce the outstanding Obligations by a reduction in the Available Commitment in accordance with the terms of Section 2.11(c)(ii) hereof; and

     SECTION 8. Amendment to Section 11.01. The first sentence of 11.01 of the Credit Agreement is amended by adding the following proviso at the end of the sentence : and "provided further, however, that no amendment, waiver, or consent shall (and the result of action or failure to take action shall not) unless in writing and signed by a Supermajority Lenders and Administrative Lender, change the definition of "Supermajority Lenders" or Section 8.02(c)."

     SECTION 9. Conditions Precedent. This First Amendment shall not be effective until all proceedings of the Borrower taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders, and the Administrative Lender and Lenders shall have each received such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Lender, as the Administrative Lender shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

     SECTION 10. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Lender that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this First Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this First Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this First Amendment.

     SECTION 11. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem necessary or appropriate in connection with this First Amendment.

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     SECTION 12.  Counterparts.  This First Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 13. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 14. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 15. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWER, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

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     IN WITNESS WHEREOF, this First Amendment to Third Amended and Restated
Credit Agreement is executed as of the date first set forth above.



    THE BORROWER:                 PINNACLE TOWERS INC.



                                  ----------------------------------

                                  By:
                                       ----------------------------

                                  Its:
                                       ----------------------------



    ADMINISTRATIVE LENDER:       NATIONSBANK,N.A.,as Administrative Lender



                                  ----------------------------------

                                  By:
                                       ----------------------------

                                  Its:
                                       ----------------------------



    SYNDICATION AGENT:           GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                 as Syndication Agent




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                                  By:
                                       ----------------------------

                                  Its:
                                       ----------------------------




    LENDERS:                      NATIONSBANK, N.A., individually as a Lender




                                  ---------------------------------
                                  By:  Roselyn M. Reid
                                  Its:  Vice President

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                                  GOLDMAN SACHS CREDIT PARTNERS L.P.



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                                  By:
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                                  Its:
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                                  BANKBOSTON, N.A.



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                                  By:

                                       ----------------------------
                                  Its:

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                                  SOCIETE GENERALE, NEW YORK BRANCH



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                                  By:
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                                  Its:
                                       ----------------------------




                                  BANK OF AMERICA



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                                  By:
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                                  Its:
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                                  KEY CORPORATE CAPITAL INC.



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                                  By:

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                                  Its:

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                                  UNION BANK OF CALIFORNIA, N.A.



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                                  By:
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                                  Its:
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